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                       SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C.  20549


                             ______________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 18, 1996


                             Avondale Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



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
        Georgia                                                          58-0477150
------------------------  ----------------------------------  ---------------------------------
(State of incorporation)       (Commission File Number)       (IRS Employer Identification No.)


            506 South Broad Street
               Monroe, Georgia                                                30655
----------------------------------------------                              ----------
   (Address of principal executive offices)                                 (Zip Code)

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       Registrant's telephone number, including area code: (770) 267-2226


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

     Avondale Incorporated (the "Company") announced on October 18, 1996 that it reported record sales of $706,232,000 for the fiscal year ended August 30, 1996, up 31% from fiscal 1995 sales of $538,652,000. Net income declined 35% to $13,648,000 in fiscal 1996 from $20,939,000 in fiscal 1995.

     Earnings before interest, income taxes, depreciation and amortization
("EBITDA") were $73,118,000 for fiscal 1996, compared to $75,124,000 for fiscal
1995. Utilizing this operating cash flow, the Company made capital expenditures of $33,326,000 in fiscal 1996, compared to $15,823,000 in fiscal
1995.

     G. Stephen Felker, Chairman, President and Chief Executive Officer remarked that "Textile markets were highly competitive during the Company's
1996 fiscal year. Despite these conditions, the Company was able to expand its Walton greige fabrics production by 15% and initiate a modernization and expansion program that will increase the denim production in its Alabama locations by 30% when completed in mid-1997. Market conditions for sales yarns were weak throughout the entire fiscal year. This weakness was responsible for the decline in earnings experienced in fiscal 1996 compared to fiscal 1995.

     "During fiscal 1996, the Company's operating unit, Avondale Mills, Inc., acquired the textile assets of the Graniteville Company. The integration of the Graniteville operations into the Company has proceeded smoothly and has both broadened and deepened the Company's market presence. Demand for Graniteville denim and piece dyed fabrics, as well as for Woodhead specialty fabrics, remains good. To continue modernization of the Company's and Graniteville's facilities, the Company intends to commence, during fiscal 1997, the previously announced four year capital expenditure program totaling approximately $250,000,000."


A copy of the press release relating to the Company's results of operations is attached hereto as Exhibit 99.1



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

            99.1 Text of Press Release of Avondale Incorporated, dated October
            18, 1996.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 18, 1996                      AVONDALE INCORPORATED



                                            By: /s/ Jack R. Altherr, Jr.
                                            ----------------------------
                                             Jack R. Altherr, Jr.
                                             Vice Chairman and
                                             Chief Financial Officer



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                   INDEX TO EXHIBITS

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
EXHIBIT NUMBER AND DESCRIPTION                                                                                 PAGE
-------------------------------                                                                                ----
99.1        Text of Press Release of Avondale Incorporated, dated
            October 18, 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
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